Exhibit 99.1

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Lenders Presentation
March 17, 2006

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Forward Looking Statements

This presentation contains “forward-looking statements.” You should not place undue reliance on these statements. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Some important factors include, without limitation, changes in the market for our services; global political conditions and the outbreak of war or hostilities or the occurrence of any terrorist attacks, including any nuclear, biological or chemical events; the success of our business strategy and our ability to grow our relocation services business; risks associated with the real estate industry; increases in costs, including fuel costs and insurance premiums; risks of litigation or governmental investigations as a result of our operations; contingent or future environmental liabilities; the seasonal nature of our business; our reliance on, and our ability to attract, agents and owner operators; changes in the regulatory environment, including antitrust, tax, environmental and insurance laws and regulations, that could negatively affect the operation of our business; risks associated with operating in foreign countries; the cost associated with the various regulatory investigations, the audit committee review and the litigation described in SIRVA’s 2004 Annual Report on Form 10-K; the impact of the material weaknesses in internal control over financial reporting identified in SIRVA’s 2004 Annual Report on Form 10-K, and the cost of remediating those weaknesses; risks associated with our credit agreements, including increased borrowing costs in connection with recent ratings downgrades; our status as a holding company with no significant operations and consequent reliance on our subsidiaries to make funds available to us; our levels of debt; risks associated with information systems and information systems providers; economic market and political conditions, including the performance of financial markets; volatility in the securities markets; and fluctuations in foreign currency exchange rates, and the other factors described under the caption “Business – Business Risks” and other risks described in SIRVA’s 2004 Annual Report on Form 10-K and other reports submitted to the SEC from time to time. All forward-looking statements speak only as of the date of this presentation. We undertake no obligation beyond that required by law to update any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.

Agenda

•                  Company Update

•                  Financial Filings

•                  Summary Amendment Request

•                  Appendix – Company Overview

Company Update

•                  SIRVA continues to make progress in reshaping its business portfolio

•                  On March 14, 2006, SIRVA announced that it has signed a definitive agreement to sell its U.K. Records Management business to Crown Worldwide Moving & Storage in a transaction valued at approximately $87 million

•                  Transaction value represents a multiple of 10x estimated FYE 2005 EBITDA

•                  Net cash proceeds of approximately $50 million will be used to repay existing term loan indebtedness

•                  Transaction expected to close prior to March 31, 2006

•                  Divestiture further clarifies SIRVA’s strategic vision and sharpens management’s focus on the core “Relocation Redefined” strategy

•                  Talent infusion in corporate functions continue with key additions in the last several months

•                  John R. Miller, formerly COO of The Standard Oil Company, named Chairman of SIRVA’s Board of Directors on January 1, 2006

•                  Robert A. Nelson, long-time General Electric finance veteran, named Audit Committee Chairman on January 1, 2006

•                  Mike Kirksey, formerly CFO of Input/Output, hired as CFO on December 12, 2005

•                  Eryk Spytek, formerly a partner at Winston & Strawn LLP, hired as General Counsel on February 14, 2006

•                  James Bresingham appointed Chief Accounting Officer (new position) effective January 1, 2006

•                  Andrew Reisman hired as Chief Compliance Counsel on October 3, 2005

•                  5 other key additions to the finance team completed or in process

Financial Filings

•                  The Company is working diligently on its 2005 10-Qs but is asking for an additional 45 days to complete the preparation of these statements

•                  The delays in the completion of the Q1-Q3 financial statements will push back the reporting of the 2005 full year results and the first three quarters of 2006

•                  Based on the work completed to-date for the first three quarters of 2005, the company believes it is in compliance with its financial covenants for these periods

Summary Amendment Request

•                  SIRVA would like to request an amendment to allow for the sale of its U.K. Records Management business

•                  Transaction will generate approximately $50 million of net cash proceeds that will be used to repay existing term loan indebtedness

•                  Net cash proceeds will reflect the payment of a contribution to the under-funded SIRVA UK pension plan required as a result of this transaction

•                  The Company is also requesting additional time to provide the financial statements for all of the 2005 reporting periods and the first three quarters of 2006

•                  Q1-Q3 2005 financial statements and the 2006 operating budget and cash flow will be due no later than May 15, 2006

•                  2005 full year audited financial statements will be due no later than August 15, 2006

•                  Q1-Q2 2006 financial statements will be due no later than October 16, 2006

•                  Q3 financial statements will be due no later than December 15, 2006

•                  Pricing on all loans will be increased to L+450 from the Effective Date of the amendment until the financial statements for Q1-Q3 of 2005 are delivered to the lender group

•                  An amendment fee of 25 bps will be paid to consenting lenders

•                  Signature pages for the amendment are due at noon on Thursday, March 23, 2006

Appendix

Business Segment Description

SIRVA
2004A
Revenue (1) $3,192mm

Global Relocation		Moving North America		Moving Europe / Asia Pac
	2004A		2004A		2004A
Revenue	$1,466 mm	Revenue	$1,311 mm	Revenue	$415 mm
% of Total	46%	% of Total	41%	% of Total	13%

•     Full suite of relocation services to customers including home sale/purchase, mortgage origination, destination services

•     Differentiated offerings provide value to customer - fixed fee

•     Strong corporate client base with high-quality receivables...long-term customer relationships

•      Acquisition of Executive Relo in Dec. 2004 provides increased scale and service capabilities

•      Domestic and int’l household goods moving, package, storage, other services

•     Leading brands - Allied, NorthAmerican Van Lines

•     Moving services provided through network of independent agents - non-asset based business model

•     Provides competitive edge to relocation business...guaranteed capacity during peak moving season

•     Household goods moving services, office and industrial moving, storage

•     Leading market positions in the UK (Pickfords), France (Maison Huet), Germany (Rettenmayer), Scandinavia (Scanvan) and Asia Pac (Allied Pickfords)

•     Owns majority of the fulfillment assets (i.e., warehouses, trucks, trailers)...looking to convert to a more “asset-light” business model

(1)          2004A revenue pro forma for the divestiture of the Insurance business, the Australian and New Zealand operations of Pickfords Records Management and the U.K. Records Management business.

Q&A